SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PARK PLACE ENERGY CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

PARK PLACE ENERGY CORP.
300, 400 – 5TH Avenue SW
Calgary, AB T2P 0L6

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 29, 2013 AT
HOTEL PALOMAR DALLAS, FRESCO MEETING ROOM,
5300 MOCKINGBIRD LANE, DALLAS, TEXAS 75206
10:00 A.M. (Central Time)

NOTICE IS HEREBY GIVEN that Park Place Energy Corp., a Nevada corporation (the "Company"), will hold an annual meeting of shareholders on October 29, 2013 at 10:00 a.m. (Central time), at the Hotel Palomar Dallas, Fresco Meeting Room, 5300 Mockingbird Lane, Dallas, Texas 75206 (the "Meeting"). The Meeting is being held for the following purposes:

1.

to elect Scott C. Larsen, Arthur Halleran, Ijaz Khan and David M. Thompson as directors to our Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified;

2.	to approve the Company’s 2013 Long-Term Incentive Equity Plan;

3.	to ratify the appointment of Saturna Group Chartered Accountants LLP as our independent registered public accountants for the fiscal year ending December 31, 2013;

4.	to consider and vote upon a non-binding advisory resolution to approve the compensation of our named executive officers (the “Say-on- Pay Proposal”);

5.

to consider and vote upon a non-binding advisory resolution to determine the frequency with which shareholders shall be entitled to have an advisory vote on the compensation of our named executive officers (the “Say-When-on-Pay Proposal”); and

6.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our Board has fixed the close of business on September 19, 2013 as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of Common Stock, $0.00001 par value per share, will be entitled to one vote per share of Common Stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH SHAREHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: September 26, 2013.

By Order of the Board of Directors,

/s/ Taisiia Popova
Taisiia Popova
Chief Executive Officer

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on October 29, 2013—this notice, the proxy statement, and a proxy card are available at our offices at 300, 400 – 5TH Avenue SW, Calgary, AB T2P 0L6 and on our website at www.parkplaceenergy.com.

PARK PLACE ENERGY CORP.
300, 400 – 5TH Avenue SW
Calgary, AB T2P 0L6

Proxy Statement for the Annual Meeting of Shareholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board" or “Board of Directors”) for use at the annual meeting of Shareholders (the "Meeting" or “Annual Meeting”) to be held on October 29, 2013 at 10:00 a.m. (Central time) at Hotel Palomar Dallas, Fresco Meeting Room, 5300 Mockingbird Lane, Dallas, Texas 75206, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about October 1, 2013 to all shareholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "our Company" refer to Park Place Energy Corp., a Nevada corporation. The Company’s functional and reporting currency is the Canadian Dollars. All references to currency in this Proxy Statement are in Canadian Dollars.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.00001 par value per share (the "Common Stock" or “Common Shares”) as of the close of business on September 19, 2013 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Outstanding Shares

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the Record Date, there were 31,943,447 shares of Common Stock issued and outstanding.

Quorum; Effect of Abstentions and "Broker Non-Votes"

In order to carry on the business of the Meeting, we must have a quorum. Under our Bylaws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at a meeting constitute a quorum.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients' behalf on "non-routine" proposals. Therefore, broker non-votes are not counted for the purpose of determining whether shareholders have approved these types of matters. For the purpose of determining whether shareholders have approved a matter, abstentions are treated as shares present or represented and voting.

Voting of Proxies

If you complete and return a proxy pursuant to the appropriate instructions, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a submitted proxy, the shares represented by the proxy will be voted "FOR" each proposal, including "FOR" the election to the Board of each of the nominees named on the proxy card, and "FOR" any other matter that may be properly brought before the Meeting. If you attend the Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Meeting.

Revocability of Proxies

Any shareholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or by his attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our offices at 300, 400 – 5TH Avenue SW, Calgary, AB T2P 0L6, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Shareholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our shareholders.

PROPOSAL 1

ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. Arthur Halleran currently serves as a director of our Company. The nominees are Scott C. Larsen, Arthur Halleran, Ijaz Khan and David M. Thompson. Our Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of their choice when voting at the Meeting. We believe that the combination of the various qualifications, skills and experiences of our director nominees will contribute to the effectiveness and orderly functioning of our Board and that, individually and as a whole, our director nominees possess the necessary qualifications to provide effective oversight of our business and quality advice to our management. Certain information regarding each nominee is set forth in the table and text below.

Our Board is currently comprised of two directors (Parvez Tyab and Arthur Halleran) but will be comprised of four directors upon this election. The directors are elected each year by the shareholders at their annual meeting and hold office until their successors are duly elected and qualified. Parvez Tyab will not stand for re-election as a director and consequently will resign effective as of the date of the Meeting.

The name, ages and positions of our director nominees are listed below, along with a brief account of their business experience during the last five years. There are no family relationships among the directors and officers of the Company, nor any arrangements or understandings between directors or officers and any other person pursuant to which any of our officers were selected as executive officers.

Nominees for Election

The following is a brief biography of each director nominee.

Name	Age	Position
Scott C. Larsen	61	Director Nominee
Dr. Arthur Halleran	55	Director
Ijaz Khan	38	Director Nominee
David M. Thompson	60	Director Nominee

Scott C. Larsen – Director Nominee

Scott C. Larsen is an attorney by training with over 30 years of experience in the oil and gas industry. Mr. Larsen has served as the president and chief executive officer of TransAtlantic Petroleum Corp. and was involved in TransAtlantic’s international activities since that company’s inception in 1994 until 2012. Mr. Larsen previously served as general counsel for Humble Exploration, an independent exploration company. Additionally, he spent several years as a partner in Vineyard, Drake & Miller, a business litigation law firm and served as general counsel for Summit Partners Management Co., a venture capital and management company. Mr. Larsen brings to the board extensive leadership experience, organizational experience and extensive experience in the oil and gas industry, particularly in international oil and gas exploration and development.

Dr. Arthur Halleran – Director

Dr. Halleran has been our director since October 4, 2011. Dr. Halleran has a Ph.D. in Geology from the University of Calgary, and has 33 years of international petroleum exploration experience. His international experience includes countries such as Canada, Colombia, Egypt, India, Guinea, Sierra Leone, Sudan, Suriname, Chile, Brazil, Pakistan, Peru, Tunisia, Trinidad Tobago, Argentina, Ecuador and Guyana. Dr. Halleran's experience includes work with Petro-Canada, Chevron, Rally Energy, Canacol Energy, United Hunter Oil and Gas Corp. and United Hydrocarbon International Corp. In 2007, Dr. Halleran founded Canacol Energy Ltd., a company with petroleum and natural gas exploration and development activities in Colombia, Brazil and Guyana, where he served as vice president of exploration. Previously Dr. Halleran was a consulting geologist for Rally Energy Corp. (Egypt) which discovered prolific reservoirs in Egypt. Dr. Halleran currently serves as Vice President of Exploration & Development for United Hydrocarbon International Corp., a company with oil interests in Chad, Africa. Dr. Halleran was appointed as a director of the Company to provide technical expertise and oversight to the Dobroudja Basin gas project in Bulgaria. We consider his education and technical experience in the energy sector to be valuable to our Company.

Ijaz Khan – Director Nominee

Ijaz Khan holds a law degree from Seattle University School of Law. He formerly practiced corporate law with the Law Firm of Mussehl and Khan. He currently serves as Vice President, Special Projects for United Hydrocarbon International Corp. Previously, he was the General Counsel for the Kuwait Gulf Oil Company, a subsidiary of Kuwait’s State Oil Company, Kuwait Petroleum Company. There Mr. Khan was in charge of the team advising on the merger of all the upstream subsidiaries of the Kuwait Petroleum Company and was responsible for negotiating the terms of a master agreement with Saudi Arabia Chevron regarding the shared concession in the Divided Zone between Kuwait and Saudi Arabia. Mr. Khan brings extensive international experience in the oil and gas industry to the Board.

David M. Thompson – Director Nominee

Mr. Thompson has thirty (30) years of financial experience in the oil and gas industry. He successfully founded an oil trading company in Bermuda with offices in the U.S. and Europe (Geneva, Moscow and Amsterdam). He was responsible for that company’s production operations in Turkmenistan and successfully raised over $100 million in equity. Mr. Thompson also negotiated the farm-out of a number of that company’s assets. Mr. Thompson is Managing Director of AMS Limited; a Bermuda based Management Company. In the past he served as Founder, President and CEO of Sea Dragon Energy Inc. (TSX:V), Chief Financial Officer of Aurado Energy, Chief Financial Officer of Forum Energy Corporation (OTC), Financial Director of Forum Energy Plc (AIM) and Senior Vice President at Larmag Group of Companies. Mr. Thompson is a Certified Management Accountant (1998). He currently also serves as a Director of United Hydrocarbon International Corp. Mr. Thompson’s addition to the Board provides considerable experience in financial and accounting matters as well as international oil and gas experience.

Information About the Board of Directors

Board and Committee Meetings

Our Board did not hold any formal meetings during the year ended December 31, 2012. All proceedings of the Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We do not have separate standing audit, nominating or compensation committees as we are not required to have such committees at this time, and therefore do not have charters for any board committees. Following the election, our independent directors, Messrs. Halleran, Khan and Thompson, will perform the functions of our audit, nominating and compensation committees. The participation of Mr. Larsen in committee matters will be determined following an evaluation and determination by our Board of Directors regarding Mr. Larsen’s status as an independent director.

Audit Committee Functions

Our independent directors, performing the functions of our audit committee, do not have an audit committee charter. Our Board has not determined that we have an “audit committee financial expert,” as defined in SEC rules, serving on the Board as we are not required to do so at this time. However, the Board believes that following the election our independent directors will have sufficient knowledge in financial and auditing matters to perform the functions of our audit committee. The Board accordingly does not believe it is necessary at this time to recruit a new director in order to name an audit committee financial expert.

Nominating and Compensation Committees

In the absence of a designated nominating committee or compensation committee, each of our independent directors participates in the consideration of director nominees and in the determination of executive and director compensation. In the Board’s view, neither committee is necessary since, given the Board’s current size and composition, our independent directors are willing and able to perform the same functions as necessary.

Director Selection Process and Review of Director Nominees

We have established a process for identifying and nominating director candidates which we expect will result in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for the nomination of candidates for election to the Board of Directors: (a) members of the Board of Directors identify the need to add new Board members either to fill vacancies or to enhance the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Board coordinates the search for qualified candidates with input from management; (c) the Board may engage a third party consultant to help identify and evaluate candidates for membership to the Board of Directors, if it deems such engagement is necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates; and (e) the Board recommends a nominee, which it believes will serve the best interests of the Company's shareholders.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity, and values; (b) commitment to representing the long-term best interests of the shareholders; and (c) sufficient time to effectively fulfill the duties of a Board member. Candidates suggested by shareholders will be considered on the same basis as any other candidate. Any shareholder proposing a nomination should submit such candidate’s name, along with curriculum vitae or other summary of qualifications experience and skills to the Corporate Secretary at Park Place Energy Corp., 300, 400 – 5TH Avenue SW, Calgary, AB T2P 0L6.

The Board considers diversity, age and skills in deciding on nominees. In evaluating a director candidate, the Board considers factors that are in the best interests of our Company and its shareholders.

Director Independence

Following this election, we will be acting with four (4) directors. We have determined that Messrs. Halleran, Khan and Thompson qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as defined by Rule 5605(a)(2) of the NASDAQ Marketplace Rules. To date, our Board of Directors has not evaluated or made any determination regarding the status of Scott Larsen as an independent director.

Code of Ethics

Our Code of Ethics is located on our website (http://www.parkplaceenergy.com). We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests can be sent to: Park Place Energy Corp., 300, 400 – 5TH Avenue SW, Calgary, AB T2P 0L6.

Certain Relationships and Related Transactions, and Director Independence

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than five percent (5%) of the outstanding shares of our Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL 2

INCENTIVE PLAN PROPOSAL

Our Board of Directors adopted the Park Place Energy Corp. 2013 Long-Term Incentive Equity Plan (the “Incentive Plan”) effective as of October 29, 2013. The Incentive Plan permits grants of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, and other stock-based awards.

A summary of the principal features of the Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Incentive Plan that is included with this proxy statement in Annex A.

Purposes of the Incentive Plan

The Board believes the Incentive Plan will enhance our ability to attract, motivate, reward, and retain the services of officers, key employees, contractors, and directors. Our ability to attract and retain experienced and talented is imperative to the success of the Company. Further, the Incentive Plan is designed to increase the interest of our officers, key employees, contractors and directors in the Company’s welfare by giving such individuals a direct stake in the Company’s success.

Eligibility of Participation

Any employee (including an employee who is also a director or an officer), officer, contractor or outside director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Incentive Plan, except that only our employees are eligible to receive incentive stock options.

Shares Subject to the Plan

Subject to certain adjustments, the maximum number of shares of Common Stock that may be delivered under the Incentive Plan is ten percent (10%) of the Company’s authorized and outstanding shares of Common Stock as determined on the applicable date of grant of an award under the Incentive Plan. The Board may amend the Incentive Plan at it discretion to provide for a fixed number of shares available under the Incentive Plan so long as such fixed number of shares does not exceed the maximum number of shares that are reserved and available under the Incentive Plan on the date of such amendment. If an award granted under the Incentive Plan expires or terminates without exercise, the shares no longer subject to that award will again become available for issuance under the Incentive Plan.

The Incentive Plan authorizes the following types of awards:

  incentive stock options and nonqualified stock options to purchase Common Stock at a set price per share;
  stock appreciation rights (“SARs”) to receive upon exercise Common Stock or cash equal to the appreciation in value of a share of Common Stock;
  restricted stock, which are shares of Common Stock granted subject to a restriction period and/or a condition which, if not satisfied, may result in the complete or partial forfeiture of the shares;
  other stock-based awards, which provide for awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock of the Company, which may include performance shares or options and restricted stock units which provide for shares to be issued or cash to be paid upon the lapse of predetermined restrictions.

Awards granted under the Incentive Plan must be evidenced by award agreements that state the terms and conditions of the awards and must otherwise be consistent with the provisions of the Incentive Plan.

Administration

The Incentive Plan will be administered by the Board or a committee of the Board designated to administer the Incentive Plan (either the Board or designated committee referred to hereafter as the “Plan Committee”). The Plan Committee will (i) determine the officers, directors, employees, contractors or other eligible persons who will receive an award and the form and other terms of any such award, the number of shares subject to the grant, option price and award period, consistent with the Incentive Plan, (ii) interpret the Incentive Plan and related award agreements, (iii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Incentive Plan.

Vesting

The Plan Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events. If the Plan Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

Other Limitations

The Plan Committee may not modify or amend outstanding stock options or SARs to reduce the exercise price of such awards below the exercise price as of the date of the grant or grant stock options or SARs in exchange for the cancellation or surrender of a stock option or SAR having a higher exercise price.

Withholding Taxes

Upon the exercise of any award granted under the Incentive Plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock.

Term and Amendments

The Incentive Plan will become effective on October 29, 2013, subject to shareholder approval. Unless sooner terminated by action of the Board, the Incentive Plan will continue to remain effective until such time as no further awards may be granted and all awards granted under the Incentive Plan are no longer outstanding. The Board may, from time to time and without the consent of the Incentive Plan’s participants, amend, suspend or discontinue the Incentive Plan, except that the Board shall not amend, suspend or discontinue the Incentive Plan without shareholder approval where shareholder approval is required by applicable securities exchange or inter-dealer quotation system or for continued compliance with Section 162(m), 421 and 422 of the Internal Revenue Code (or other applicable law). Unless required by law, no amendment, suspension or discontinuance of the Incentive Plan shall adversely affect the rights respecting an award previously granted under the Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the Incentive Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the Incentive Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code (the “Code”) regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO Stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the incentive stock option. If a participant sells the ISO Stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO Stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO Stock for more than one year and otherwise will be short-term. If a participant sells the ISO Stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO Stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NQO Stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NQO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NQO stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR but generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within thirty (30) days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the restricted stock less the purchase price, if any. When the shares of restricted stock are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of restricted stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Incentive Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to our Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

At this time, the Company cannot definitively determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY’S 2013 LONG-TERM INCENTIVE EQUITY PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITORS

Our Board of Directors has appointed Saturna Group Chartered Accountants LLP as our principal accountants to audit our financial statements for the year ended December 31, 2013, subject to ratification of this appointment by the shareholders of our Company.

In the event that the shareholders fail to ratify this appointment, the Board will reconsider its selection of audit firm, but may decide not to change its selection. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if our Board believes that such a change would be in the best interest of our Company and our shareholders.

A representative of Saturna Group Chartered Accountants LLP is expected to be available by telephone to respond to appropriate questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SATURNA GROUP CHARTERED ACCOUNTANTS LLP AS OUR COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

The aggregate fees billed for the most recently completed fiscal year ended December 31, 2012 and for fiscal year ended December 31, 2011 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	December 31
	2012	2011
	(Canadian $)	(Canadian $)
Audit Fees	20,000.00	28,850.00
Audit Related Fees	10,640.00	12,500.00
Tax Fees	0.00	0.00
All Other Fees	0.00	0.00
Total	30,640.00	41,350.00

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSAL 4

ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

     Pursuant to the requirements applicable to the Company under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Board is asking shareholders to cast an advisory vote approving the named executive officer compensation as described in this Proxy Statement.

     The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as set forth in this proxy statement. The advisory vote on executive compensation is not a vote on the Company’s general compensation policies or compensation of the members of the Board. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

     We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. Accordingly, we ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

     RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the related compensation tables, notes and narrative disclosure set forth in the Company’s proxy statement for the 2013 Annual Meeting of Shareholders is, on an advisory basis, hereby APPROVED.

Vote Required

     The approval of the Say-on-Pay Proposal will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

     Although this advisory vote is not binding on the Board, the Board will carefully consider the outcome of the vote and take into consideration concerns raised by shareholders when determining future compensation arrangements.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION FO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS

     Pursuant to the requirements applicable to the Company under the Dodd-Frank Act and Section 14A of the Exchange Act, the Board is also asking shareholders to cast an advisory vote on the frequency with which the Company’s shareholders shall have the advisory vote on compensation of our named executive officers provided for in the Say-on-Pay Proposal in this Proxy Statement. By voting on this Say-When-on-Pay Proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every 1 year, every 2 years, or every 3 years.

     The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur. In addition, shareholders may abstain from voting. The Dodd-Frank Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

     After careful consideration, the Board has determined that an advisory vote on executive compensation that occurs every 3 years is the most appropriate alternative for the Company, and therefore the Board recommends that you vote for “every 3 years” as the frequency for future advisory votes on executive compensation.

     Shareholders are being asked to vote, on an advisory basis, on the following resolution to indicate their preferred voting frequency (every 1 year, every 2 years, or every 3 years):

     RESOLVED, that the option of every 1 year, every 2 years, or every 3 years that receives a plurality of the votes present and entitled to vote at the Company’s 2013 Annual Meeting of Shareholders will be determined to be the preferred frequency of the shareholders with which the Company is to hold a shareholder vote to approve, on an advisory basis, the compensation of its named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.

Vote Required

     The option that receives a plurality of the votes present and entitled to vote at the Annual Meeting by shareholders voting on the Say-When-on-Pay Proposal will be the frequency for the advisory vote on the compensation of the Company’s named executive officers that has been selected by shareholders.

     The advisory vote will not be binding on the Board. While the Board will carefully consider the outcome of the vote, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD RECOMMENDS A VOTE OF “EVERY 3 YEARS” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 1, 2012, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our Company;

2.	any proposed nominee for election as a director of our Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management".

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 31,943,447 shares of Common Stock ($0.00001 par value per share) issued and outstanding.

The following tables set forth, as of the Record Date, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock (2)
Common Shares	Aura Oil Holdings Limited 2nd Floor, 25 Church Street, Hamilton HM12, Bermuda(3)	4,600,000(4)	14.26%
Common Shares	Parvez Tyab Family Trust 1034-55 Stewart St., Toronto, Ontario, Canada M5V 2V1(5)	7,250,000(6)	21.23%
Common Shares	Century House Holdings Limited, 2nd Floor, 25 Church Street, Hamilton HM12, Bermuda(7)	7,000,000(8)	19.74%
Common Shares	Cardero Holdings Inc., 753 Cardero Street,Vancouver, BC, Canada V6G 2G3(9)	4,000,000(10)	11.78%
Common Shares	World Upstream Energy DMCC, PO Box 76326, Dubai, UAE(11)	4,000,000(12)	11.78%
Common Shares	Pikka Asset Management, Huntington Waterfront Center, Nevis(13)	2,000,370	6.26%
Common Shares	Scott C. Larsen(14) 364 Blackburn Street, Dallas, Texas 75204	1,800,000(15)	5.33%
	Total: Beneficial Owners	30,650,370(16)	90.38%
Common Shares	Taisiia Popova(17), Chief Executive Officer and Chief Financial Officer	Nil	(18)
Common Shares	Tatiana Kovaleva(17), Treasurer and Secretary	Nil	(18)
Common Shares	Parvez Tyab(5) (17), Director	7,250,000(6)	21.23%
Common Shares	Arthur Halleran(17), Director	300,000(19)	(18)
	Total: Directors and Officers	7,550,000(20)	22.16%

(1)

Under Rule 13d-3 of the Securities Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on September 19, 2013. As of September 19, 2013 there were 31,943,447 shares of our Common Stock issued and outstanding.

(2)

The percentage for each person was calculated based on a fraction, the numerator of which is the sum of the number of shares of Common Stock actually owned by such person on the Record Date, plus the number of shares of Common Stock underlying Warrants and Stock Options beneficially owned by such person on the Record Date (the “Additional Shares”), and the denominator of which is the sum of the number of shares of Common Stock of the Company actually outstanding on the Record Date, plus the Additional Shares.

(3)	Naeem Tyab has voting and dispositive control over securities held by Aura Oil Holdings Liminted. Mr. Tyab is the sibling of Parvez Nadeem Tyab.
(4)	Includes 4,300,000 issued Common Shares and 300,000 unissued common shares underlying Warrants exercisable within 60 days of the Record Date.
(5)	Parvez Nadeem Tyab has voting and dispositive control over securities held by the Tyab Family Trust. Parvez Nadeem Tyab is the sibling of Naeem Tyab.
(6)	Includes 5,050,000 issued Common Shares and 2,200,000 unissued Common Shares underlying Warrants exercisable within 60 days of the Record Date.
(7)	The individual having voting and dispositive control over securities held by Century House Holdings Ltd. is not known to the Company.
(8)	Includes 3,500,000 issued Common Shares and 3,500,000 unissued Common Shares underlying Warrants exercisable with 60 days of the Record Date.
(9)	Steven Mansfield has voting and dispositive control over securities held by Cardero Holdings Inc.
(10)	Includes 2,000,000 issued Common Shares and 2,000,000 unissued Common Shares Underlying Warrants exercisable within 60 days of the Record Date.
(11)	The individual having voting and dispositive control over securities held by World Upstream Energy is not known to the Company.
(12)	Includes 2,000,000 issued Common Shares and 2,000,000 unissued Common Shares underlying Warrants exercisable within 60 days of the Record Date.
(13)	The individual having voting and dispositive control over securities held by Pikka Asset Management is not known to the Company.
(14)	Scott Larsen is a Director nominee.
(15)

Includes (i) 500,000 issued Common Shares and 900,000 unissued Common Shares underlying Warrants and Options exercisable within 60 days of the Record Date held by Mr. Larsen; and (ii) 200,000 issued common shares and 600,000 unissued Common Shares underling Options exercisable within 60 days of the record date owned by Larsen Energy Consulting, Inc. Mr. Larsen has voting and dispositive control over securities held by Larsen Energy Consulting, Inc.

(16)	Includes 19,150,370 issued Common Shares and 11,500,000 unissued Common Shares underlying Warrants and Options exercisable within 60 days of the Record Date.
(17)	The address for all officers and directors is care of Park Place Energy Corp., Suite 300, 400-5 Avenue SW, Calgary, AB, Canada T2P 0L6.
(18)	Less than 1%
(19)	Includes 300,000 unissued Common Shares underlying Options exercisable within 60 days of the record date.
(20)	Includes 5,050,000 issued Common Shares and 2,500,000 unissued Common Shares underlying Warrants and Option exercisable within 60 days of the record date.

[THIS SPACE LEFT INTENTIONALLY BLANK]

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

  our principal executive officer; and

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended 2012 and 2011.
Name and Principal Position	Year	Salary and management fees ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
David Johnson President & CEO	2011 2012	3,751 Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	45,865 48,024	53,873 48,024

(1)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for David Johnson includes payments to a consulting firm owned by Mr. Johnson for work performed by him on behalf of the Company.

COMPENSATION AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

We are not party to any written employment agreement or change in control arrangements with Ms. Taisiia Popova who serves as Chief Executive Officer for the Company. We do not have any agreements with Ms. Popova regarding the payments of bonus or other performance incentives. Ms. Popova is eligible to receive stock based compensation as and when approved by our Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes equity awards granted to our named executive officers that were outstanding as of December 31, 2012.

		Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
			Equity					Number	Market or
			Incentive			Number		of	Payout
			Plan			of		Unearned	Value of
			Awards:			Shares	Market	Shares,	Unearned
			Number of			of	Value of	Units or	Shares,
	Number of	Number of	Securities			Units of	Shares or	Other	Units or
	Securities	Securities	Underlying			Stock	Units of	Rights	Other
	Underlying	Underlying	Unexercised	Option		that have	Stock that	that have	Rights that
	Exercisable	Unexercisable	Unearned	Exercise	Option	not	have not	not	have not
	Options	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
David Johnson	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

LONG-TERM INCENTIVE PLANS

The Board of Directors adopted the Park Place Energy Corp. 2013 Long-Term Incentive Equity Plan effective as of October 29, 2013, subject to shareholder approval. Details of the Incentive Plan are discussed under “Proposal 2 – Incentive Plan Proposal” of this Proxy Statement.

COMPENSATION OF DIRECTORS

Our directors are reimbursed for reasonable out-of-pocket expenses in connection with attendance at Board of Director meetings. In addition, our directors are eligible for grants of options to purchase shares of our Common Stock at the discretion of our Board of Directors.

The following table summarizes compensation paid to all of our directors:

	Fees Earned or	Stock	Option	Other Annual
Name	Paid in Cash	Awards	Awards	Compensation	Total
	($)	($)	($)	($)	($)
Parvez Tyab	-	-	-	-	0
Arthur Halleran	-	-	(1)	-	(1)

(1)	Arthur Halleran was awarded 300,000 options; fair market value on date of grant equals $10,023.

Compliance With Section 16(a) Of The Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by us, we believe that as of the Record Date, all such filing requirements applicable to our officers and directors were complied with.

CORPORATE GOVERNANCE

Director Independence

The Company’s Common Stock trades on the OTC Bulletin Board. Under the SEC rules, to which the Company is subject, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Following the election, Messrs. Halleran, Khan and Thompson will be independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. To date, the Board of Directors has not evaluated or made any determination regarding the status of Mr. Larsen as an independent director.

Mandate of the Board

The duties and responsibilities of our Board of Directors are to oversee the conduct of the Company's business and to direct and supervise management in the day-to-day conduct of the business. The directors discharge the following responsibilities as part of their overall stewardship responsibility: adoption of a strategic planning process; identification of the principal risks of the Company's business and the employment of appropriate systems to manage the risks; succession planning, including appointing, training and monitoring senior management; oversee the Company's public communications policies and their implementation, including disclosure of material information, investor relations and shareholder communications; and monitoring and assessing the scope, implementation and integrity of the Company's internal information, audit and control systems.

Committees of the Board of Directors

As described above, our Board of Directors does not have any committees. In the Board’s view, committees are not necessary since, given the Board’s current size and composition, our independent directors are willing and able to perform the same functions as necessary.

Directorships

The following directors or director nominees are also directors of other reporting issuers (or the equivalent) as set forth below:

Director	Other Reporting Issuers
David M. Thompson	United Hydrocarbon International Corp.

Assessments

Our Board of Directors does not have any formal policies to evaluate the effectiveness of the Board and the individual directors. Our Board of Directors may appoint a special committee of the directors to evaluate our Board of Directors, its committees and assess the contribution of its individual directors and to recommend any modifications to the functioning and governance of the Board and its committees. To date, our Board of Directors has not appointed any such special committees of directors to perform such analysis.

Orientation and Continuing Education

Our Board of Directors has not adopted a formal policy on the orientation and continuing education of new and current directors. When a new director is appointed, the Board delegates individual directors the responsibility for providing an orientation and education program for any new director. This may be delivered through informal meetings between the new directors and the Board and senior management, complemented by presentations on the main areas of the Company’s business. When required the Board may arrange for topical seminars to be provided to members of the Board or committees of the Board. Such seminars may be provided by one or more members of the Board and management or by external professionals.

Ethical Business Conduct

Our Board of Directors encourages and promotes a culture of ethical business conduct through communication and supervision as part of their overall stewardship responsibility.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Park Place Energy Corp., 300, 400 – 5TH Avenue SW, Calgary, AB T2P 0L6, Attention: Corporate Secretary and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Board for a determination as to how to proceed.

SHAREHOLDER PROPOSALS

Under the rules of the Securities and Exchange Commission (“SEC”), proposals of Shareholders intended to be presented at the 2013 Annual Meeting of Shareholders must be made in accordance with the Bylaws of our Company and received by our Company at our principal executive offices for inclusion in our Company’s proxy statement for that meeting no later than October 27, 2013. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2013 proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

The SEC permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, commonly referred to as "householding", potentially means extra conveniences for shareholders and cost savings for companies.

A number of brokers with accountholders who are shareholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Taisiia Popova
Taisiia Popova
Chief Executive Officer

1

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF
PARK PLACE ENERGY CORP.
(the "Company")
TO BE HELD AT
HOTEL PALOMAR DALLAS, FRESCO MEETING ROOM
5300 MOCKINGBIRD LANE, DALLAS, TEXAS 75206
ON OCTOBER 29, 2013 at 10:00 a.m. (Central Time)
(the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Taisiia Popova, an officer of the Company or, in her absence, Scott C. Larsen, or in the place of the foregoing, _____________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[   ] Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m. (Central Time) October 27, 2013 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Scott C. Larsen	FOR [ ]	WITHHELD [ ]
Arthur Halleran	FOR [ ]	WITHHELD [ ]
Ijaz Khan	FOR [ ]	WITHHELD [ ]
David M. Thompson	FOR [ ]	WITHHELD [ ]

PROPOSAL 2: To approve the Company’s Long-Term Incentive Equity Plan	FOR [ ]	AGAINST [ ]

PROPOSAL 3: To ratify the appointment of Saturna Group Chartered Accountants LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2013	FOR [ ]	AGAINST [ ]

PROPOSAL 4: To approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers.	FOR [ ]	AGAINST [ ]

PROPOSAL 5: To approve, on an advisory basis, a resolution on the frequency with which shareholders shall be entitled to have an advisory vote on the compensation of the Company’s named executive officers.	ONE YEAR [ ]	TWO YEARS [ ]	THREE YEARS [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: ______________________________________	Signature: ______________________________________

2

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON NEXT PAGE.

3

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b) appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of American Registrar & Transfer Co. by mail, facsimile, or email at any time up to and including 10:00 a.m. (Central Time) on October 27, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting. The mailing address, facsimile number, and email address are as follows:

Park Place Energy Corp.
c/o American Registrar & Transfer Co
PO Box 1798
Salt Lake City, Utah 84110
Facsimile: (801) 363-9066
Email: proxy@americanregistrar.net

Please use the reference “Park Place Proxy” in all correspondence

1

Annex A

PARK PLACE ENERGY CORP.

2013 Long-Term Incentive Equity Plan

1. Purpose; Definitions.

     1.1. Purpose. The purpose of the Park Place Energy Corp. 2013 Long-Term Incentive Equity Plan (the “Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2. Prior Option Plan. The Company’s 2011 Stock Option Plan (the “Prior Plan”) is currently in force and effect. All outstanding awards granted under the Prior Plan prior to the Effective Date (the “Prior Awards”) shall continue to be administered consistent with the terms of the Prior Plan, but effective as of the Effective Date (as defined below), no additional shares of Common Stock shall be available for the granting of awards under the Prior Plan. Notwithstanding anything in this Plan to the contrary, the Prior Awards shall not be construed or deemed to be granted under this Plan and shall not be deducted from or in any way reduce the number of shares of Common Stock available for Awards under this Plan. Effective as of the Effective Date, the Prior Plan is amended to the extent necessary to conform to the intent and purposes of this section.

     1.3. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

     (b) “Award” means the grant of Incentive Stock Options, Non-qualified Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards or any other award granted under the Plan.

     (c) “Board” means the Board of Directors of the Company.

     (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

     (e) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

     (f) “Common Stock” means the Common Stock of the Company, par value $0.00001 per share.

     (g) “Company” means Park Place Energy Corp., a corporation organized under the laws of the State of Nevada.

     (h) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

     (i) “Effective Date” means the date determined pursuant to Section 11.1.

     (j) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or Nasdaq, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

     (k) “Holder” means a person who has received an Award.

     (l) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

     (m) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

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     (n) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age that may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

     (o) “Other Stock-Based Award” means an Award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

     (p) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

     (q) “Plan” means the Park Place Energy Corp. 2013 Long-Term Incentive Equity Plan, as hereafter amended from time to time.

     (r) “Repurchase Value” shall mean the Fair Market Value if the Award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares of Common Stock subject to the Award.

     (s) “Restricted Stock” means shares of Common Stock received under an Award made pursuant to Section 7 that is subject to restrictions under Section 7.

     (t) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares of Common Stock for which the Stock Appreciation Right is exercised.

     (u) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

     (v) “Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.

     (w) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

     (x) “Vest” means to become exercisable or to otherwise obtain ownership rights in an Award.

Section 2. Administration.

     2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

     2.2. Powers of Committee. The Committee shall have full authority to grant, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

     (a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Awards may from time to time be granted hereunder;

     (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award (including, but not limited to, number of shares of Common Stock, share exercise price or types of consideration paid upon exercise of such Award, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

     (c) to determine any specified performance goals or such other factors or criteria that need to be attained for the vesting of an Award;

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     (d) to determine the terms and conditions under which Awards are to operate on a tandem basis and/or in conjunction with or apart from other equity granted under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

     (e) to make payments and distributions with respect to Awards (i.e., to “settle” Awards) through cash payments in an amount equal to the Repurchase Value.

     The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other Award having a higher exercise price.

     2.3. Interpretation of Plan.

     (a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any Award (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

     (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

     3.1. Number of Shares. Subject to Section 10, the total number of shares of Common Stock reserved and available for issuance under the Plan shall be ten percent (10%) of the Company’s issued and outstanding shares of Common Stock as determined on the applicable date of grant of Award(s). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any other Award are forfeited, or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares of Common Stock shall again be available for distribution in connection with future grants of Awards. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any Award, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent Awards.

     3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event that results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any Award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares of Common Stock subject to the Award and the exercise price) or the aggregate number of shares of Common Stock reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

     Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an Award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such Award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

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Section 5. Stock Options.

     5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options that may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

     5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten (10) years of the date of grant (or five (5) years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of voting stock of the Company (a “10% Shareholder”)).

     (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than one hundred percent (100%) of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than one hundred and ten percent (110%) of the Fair Market Value on the date of grant.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments (i.e., that they vest over time, typically over a three or five year period). The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

     (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means that the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     (e) Stock Payments. Payments in the form of shares of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

     (f) Transferability. Except as may be set forth in the next sentence of this Paragraph or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent (50%) of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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     (g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one (1) year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one (1) year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one (1) year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three (3) months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

     (l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares of Common Stock subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

     6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

     (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

     (b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

     (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

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     (d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for Awards. The number of shares of Common Stock available for Awards will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

     7.1. Grant. Shares of Restricted Stock may be granted either alone or in addition to other Awards. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be issued, the number of shares of Common Stock to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the Awards.

     7.2. Terms and Conditions. Each Award of Restricted Stock shall be subject to the following terms and conditions:

     (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been granted. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

     (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of shares of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

     Other Stock-Based Awards may be granted, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock granted that are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include, among other things, performance shares or options, whose award is tied to specific performance criteria, and restricted stock units which provide for shares of Common Stock to be issued or cash to be paid upon the lapse of predetermined restrictions. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

     9.1. Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Awards granted and outstanding under the Plan shall be accelerated and all such Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Awards on the terms set forth in this Plan and the respective Agreements respecting such Awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

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     9.2. Approved Transactions. In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, the Committee may (i) accelerate the vesting of any and all Awards granted and outstanding under the Plan, or (ii) require a Holder of any Award to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

     9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any Award to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

     The Committee may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan. Without limiting the generality of the foregoing, the Committee may amend this Plan at its discretion to provide for a fixed number of shares of Common Stock to be reserved and available for issuance under this Plan so long as such fixed number of shares does not exceed the maximum number of shares determined under Section 3.1 on the date of such amendment.

Section 11. Term of Plan.

     11.1. Effective Date. The Effective Date of the Plan shall be October 29, 2013. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one (1) year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

     11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

     12.1. Written Agreements. Each Award shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any Award if the Agreement relating thereto is not executed and returned to the Company within thirty (30) days after the Agreement has been delivered to the Holder for his or her execution.

     12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     12.3. Employees.

     (a) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any Award, if any, that such Holder actually received at any time during the period beginning on that date that is six (6) months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares of Common Stock on the date of termination (or the sales price of such shares if the shares were sold during such six (6) month period) and the price the Holder paid the Company for such shares.

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     (b) No Right of Employment. Nothing contained in the Plan or in any Award shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

     12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that the Holder is acquiring the shares of Common Stock for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to an Award shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

     12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of shares of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Award, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Nevada (without regard to choice of law provisions).

     12.8. Other Benefit Plans. Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards).

     12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     12.10. Applicable Laws. The obligations of the Company with respect to all Awards shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the shares of Common Stock may be listed.

     12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

     12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all Awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any Awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

     12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.